UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05833

T. Rowe Price Institutional International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2013

Item 1. Report to Shareholders

Institutional Africa & Middle East Fund	April 30, 2013

Highlights

  Several African and Middle Eastern markets produced excellent returns and outperformed other emerging regions in the last six months.

  Your fund strongly outperformed its benchmark due to overweights in Nigeria and the United Arab Emirates, a significant underweight in South Africa, and good stock selection in several countries.

  We have strong conviction in Gulf Cooperation Council markets, which represent a little more than half of fund assets. We believe that the fundamentals of many companies in these countries are not currently reflected in stock market valuations.

  We believe that the long-term case for investing in African and Middle Eastern countries is supported by improving governance, attractive demographics, rising urbanization, high levels of infrastructure investment, and a strong asset base in natural resources.

The views and opinions in this report were current as of April 30, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Upcoming Shareholder Meeting

The T. Rowe Price funds will be holding a shareholder meeting in October. Shareholders will be asked to elect directors and consider changes to certain fundamental policies to permit the funds greater flexibility in managing their investment strategies.

Manager’s Letter
T. Rowe Price Institutional Africa & Middle East Fund

Dear Investor

Several African and Middle Eastern markets produced excellent returns and outperformed other emerging regions in the six-month period ended April 30, 2013. In sub-Saharan Africa, the Nigerian and Kenyan equity markets surged more than 27%; Ghana outperformed with a remarkable 63% gain. South African shares edged lower in dollar terms as a 3% decline in the rand offset the market’s modest 2% gain in local currency terms. Most Gulf Cooperation Council (GCC) markets advanced at least 7%, but the United Arab Emirates (UAE) surged 40% amid increasing trade and tourism and a rapidly improving property sector. Egyptian stocks tumbled 18% on continued political turmoil and economic uncertainty.

Your fund returned 11.22% in the first half of its fiscal year. As shown in the Performance Comparison table, the fund strongly outperformed its benchmark. Relative performance was driven by our overweights in Nigeria and the UAE; a significant underweight in South Africa; and good stock selection in Saudi Arabia, Qatar, and the UAE. Poor performance of our UK-listed companies operating in Africa detracted from our results.

Portfolio Review

Gulf Cooperation Council
The fund is currently investing in five of the six GCC countries—Saudi Arabia, the UAE, Oman, Qatar, and Kuwait. These markets represented a little more than half of fund assets at the end of April. We have no investments in Bahrain due to ongoing political unrest. We have strong conviction in the GCC and believe that the fundamentals of many companies in these countries are not currently reflected in stock market valuations.

Saudi Arabia
The Kingdom of Saudi Arabia is one of the largest and most diverse markets in our opportunity set, and its annual gross domestic product growth rate is around 5% to 6%. As measured by the S&P Saudi Arabia Index, the market advanced 7.27% in the last six months. At 29% of fund assets, Saudi Arabia is our largest country allocation, and it is one of our largest overweights versus the fund’s benchmark. Our holdings span several sectors, but we currently favor financials and other companies that should benefit from increasing consumption. Because foreign investors may not yet own Saudi shares directly, we gain exposure to the country through participation notes linked to common stocks.

In the financials sector, we like the long-term prospects for several Saudi banks. The macroeconomic backdrop is strong, the banks are well capitalized, the quality of the assets they hold is high, and they are enjoying decent profitability. In the last six months, three of our Saudi Arabian banks—Saudi British Bank, Samba Financial, and Arab National Bank—produced good returns, but Al Rajhi Bank, which is one of the portfolio’s largest holdings, lagged. We have a high degree of conviction in Al Rajhi Bank: It has the largest branch and ATM network across Saudi Arabia, strong retail brand loyalty, robust fee income, and very high profitability. The company is disciplined in controlling costs, and it has one of the strongest management teams among its Saudi banking peers. Over the long term, we believe Al Rajhi Bank will be the key beneficiary of growth in retail credit demand from a new mortgage law, healthy consumer spending, and Saudi demographic trends. Near the end of our reporting period, we initiated a position in Banque Saudi Fransi, which has been trading at a discount to the industry. It is the market leader in corporate lending, it has some of the best asset quality metrics among Saudi banks, and we anticipate that it will increase its dividend over time. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Beyond the financials sector, we have investments in various Saudi companies that we believe will thrive with the development of a consumer economy. In the consumer discretionary and staples sectors, we own “big box” electronics and appliance retailer United Electronics and multinational food group Savola, respectively. United Electronics, whose stores are branded eXtra, was one of our largest absolute contributors to performance. The company is benefiting significantly from increasing consumer demand for computers, smartphones, and other devices. Savola was less robust but still fared well. The company continues to enjoy favorable sales growth and increased market share in its Panda supermarket business. During our reporting period, we added Herfy Food Services to the portfolio. This leading fast-food operator has a sound business model and a focused management team that aspires to double its number of stores over the next five years.

Other sectors of the Saudi market feature some good opportunities to harness growing consumer demand for technological and medical products and services. Our investments in electronics retailer Jarir Marketing, telecommunication services company Etihad Etisalat, and hospital operator Al Mouwasat Medical Services all performed very well in the last six months.

In the materials sector, our large investment in petrochemicals company Saudi Basic Industries lagged with modest gains during our reporting period, as slowing global growth weighed on commodity prices. During the period, we established a position in Yanbu National Petrochemical. The company benefits from high free cash flow, which could lead to a dividend increase, and it is attractively valued versus its peers.

United Arab Emirates
The UAE market surged 40% in the last six months, and our significant overweight (12% of fund assets versus the benchmark’s 4% weighting) greatly contributed to our performance. Market strength has been derived from the faster-than-expected and broadening recovery in the property and banking sectors, the UAE’s emergence as a trade and transportation hub, increasing tourism, and Dubai’s safe-haven appeal amid continued unrest in other Middle East countries.

In the financials sector, Emaar Properties was the portfolio’s top contributor to absolute performance. Emaar owns a substantial amount of land in ideal locations in Dubai, and it is experiencing significant demand for the properties it is developing, resulting in higher sales prices and rents. We have high conviction in Emaar and believe that it still has significant upside potential. First Gulf Bank also did very well, benefiting from increased lending and credit card activity, improvement in its portfolio of older loans, and its international expansion. Late in our reporting period, we added Emirates NBD, Dubai’s largest bank, and Abu Dhabi Commercial Bank to the fund. We believe the continued recovery of the UAE banking industry will bode well for them.

In the industrials and business services sector, Aramex and DP World generated strong returns. Aramex, a global provider of transportation and logistics solutions, has established itself as a logistics leader in the GCC, which is underserved by major U.S. logistics companies. The company is producing strong earnings and revenue growth and expanding its operations into Africa. DP World, a global ports owner and operator, reported good 2012 financial results as strong pricing power and non-container revenue, particularly in emerging Europe, the Middle East, and Africa, offset slower container volumes in the latter part of the year. In addition, the company benefited from a partial monetization of its Hong Kong assets and the formation of a strategic partnership with a Hong Kong logistics and warehousing entity.

Oman and Qatar
Stock markets in Oman and Qatar advanced 9% and 7.5%, respectively, in our reporting period. We continue to overweight both countries relative to the fund’s benchmark.

In Oman, where the economy is projected to grow about 4% in 2013, our primary holding is Bank Muscat, the dominant bank with a 40% market share of Oman’s banking sector. Our equity investment performed very well during our six-month reporting period. Last year, the bank reported 16% loan growth, steadying margins, and improving cost efficiency. We anticipate that the bank’s earnings and loan growth in 2013 will be favorable, helped by the government’s increased infrastructure spending. We eliminated our small position in Oman Telecommunications Company but established one in Galfar Engineering & Contracting. The Omani government seems to prefer Galfar for various infrastructure projects, but the company’s leadership is more selective than in previous years when bidding for contracts. With a significant pipeline of business, we believe Galfar’s profit margins are poised to start rising.

In Qatar, economic growth is poised to remain strong, as the country is on the verge of a megabuildout ahead of the FIFA World Cup soccer tournament in 2022. All tournament-related construction must be finished at least two years prior to the games, and winning bidders for many infrastructure projects are likely to be announced in the months ahead. We believe Qatari banks are very attractive: Their earnings have been strong, but their stock price appreciation has not been commensurate. Still, our investment in Qatar National Bank produced good returns in our reporting period. We believe the bank will be a significant beneficiary of the government’s ramp-up of infrastructure spending. Our other Qatari investments should also benefit from the country’s development in the years ahead. In the last six months, our positions in Industries Qatar, a holding company with businesses across several sectors, produced excellent returns. Gulf Warehousing, a logistics and storage company, also did well. The company is likely to handle much of the construction equipment that will be arriving in the years prior to the World Cup tournament.

Kuwait
Stocks in Kuwait rose 10% in the last six months. Kuwait’s economy is expected to decelerate this year, in part because of reduced oil output as well as delays in starting major infrastructure projects. Growth is likely to improve if the parliament votes in favor of a plan that will authorize $100 billion of spending on oil-related projects over the next five years. However, the political situation has been essentially frozen in the last few months, as the country awaits a court ruling in June on the constitutionality of a decree last year that changed the voting rules shortly before the elections and sparked large protests. If the decree is struck down, the parliament will be dissolved, and any legislation it passed could be nullified.

Our main investment in Kuwait over the last six months was Kuwait Projects Company Holding. This holding company had good financial results in 2012—although there was a negative impact from losses realized by a couple of investment banks it owns—and our investment produced a decent return. With an attractive valuation and 5% dividend yield, as well as signs that 2013 will be a year of stronger revenue growth, we believe shares will continue to perform well. During our reporting period, we added Burgan Bank to the portfolio. Burgan enjoyed above-average loan growth and increased market share in Kuwait in 2012—helped by strong ties with large corporate entities—and its presence in North Africa and other Middle Eastern countries is a significant part of its operations. We anticipate another good year of loan growth in 2013, though perhaps not as robust as last year, and believe that the bank will benefit from a pickup in the Kuwaiti economy.

Africa

Egypt
Egyptian equities tumbled 18% in dollar terms in the last six months, as a sharp fall in the currency added to stock market losses. The situation in Egypt remains fluid, and investor sentiment has been waning. Economic growth has been restrained by political turmoil, reduced tourism, and high interest rates. Inflation is high, and there are concerns about the stability of Egypt’s currency. There is a president and a constitution, and the upper house of parliament is currently exercising legislative powers. Elections for the lower house of parliament have been delayed and will hopefully be held later this year. In addition, the country needs financial assistance from the International Monetary Fund (IMF), but a deal is unlikely to be signed for at least a few more months, especially considering that Egypt just selected a new team of IMF negotiators.

We believe Egypt still has good long-term potential that can be realized if a stable political infrastructure is put into place and if the government adopts sound fiscal policies that promote economic growth. For the time being, the country is likely to muddle through its current situation, and things could get worse before they get better, especially as President Morsi’s ruling party attempts to collect taxes and fines from companies that profited from Egyptian resources in recent years. During our reporting period, we eliminated Commercial International Bank but retained a very small position in Orascom Construction Industries, which is now listed in the Netherlands. We believe Egyptian shares, in general, could be under pressure in the short run, but as the situation in Egypt stabilizes, we will look for attractively valued investment opportunities.

South Africa
In U.S. dollar terms, stocks in South Africa slipped less than 1% in the last six months. As mentioned earlier, weakness in the rand offset the market’s modest gains in local currency terms. Interestingly, the market has been achieving all-time highs in rand terms, led by large, high-quality, non-resource-related companies with strong earnings growth and business opportunities beyond South Africa. The resource sector, which traditionally leads in a rising market, has been lagging significantly amid continuing labor unrest. The mining industry is in structural decline: Companies are uncompetitive due to cost increases, and they continue to use old methods to extract deeper resources in an attempt to keep production steady.

At 28% of fund assets, South Africa is our second-largest country allocation, but it is our biggest underweight relative to its 48% allocation in the benchmark. We have become increasingly cautious due to the growing current account deficit, sluggish economic growth, high unemployment and inflation, and credit rating downgrades, among other factors. On the plus side, the country has several companies with some of the best management teams in the emerging markets universe, a well-developed financial system, and companies with strong domestic operations or successful expansions into other parts of Africa. In addition, there is a long-term national development plan under consideration that, if implemented, could address many of South Africa’s major issues and help get the country on a better long-term trajectory.

We are broadly diversified across several sectors in South Africa, but we favor the defensive consumer and health care sectors. Given that much economic activity is driven by wage growth and the availability of consumer credit, we also like companies in other sectors that should benefit from consumption growth. In the consumer staples sector, our investments in Tongaat Hulett, an agricultural and land management company, and Africa’s largest food retailer, Shoprite Holdings, declined during our reporting period. We added to our positions on weakness, which we felt was unwarranted considering that the companies still have good long-term prospects. In health care, we own shares of Aspen Pharmacare Holdings, which is South Africa’s largest pharmaceutical company, and Life Healthcare Group Holdings, a large and low-cost hospital operator. Aspen performed very well in the last six months, helped by solid financial results in 2012 and expanding activity in Latin America and Asia, and it is one of our higher-conviction names. We have a smaller position in Life Healthcare, which made a lesser contribution to fund performance in absolute terms. The company’s 2012 financial results were favorable and its long-term prospects remain strong, but we believe 2013 will be a more modest year for its earnings.

We own several consumer discretionary companies that we believe are well positioned for the long term. Naspers, the fund’s largest holding, produced good returns in the last six months. We like the company’s new low-cost pay-TV service available to consumers in sub-Saharan Africa. High-end retailer Woolworths Holdings produced mild gains, whereas car retailer Imperial Holdings edged lower. During the period, we eliminated The Foschini Group. Sales have been soft, and while the stock is attractively valued versus its peers, we see very few catalysts in the near term. Following a period of weakness stemming from fears of softer consumer demand, we established a small position in Mr Price, a quality apparel retailer that is mostly a cash-based business, pays a dividend of about 4%, and has good long-term growth prospects in Africa.

In the natural resources sectors, we eliminated three of our holdings: gold mining company AngloGold Ashanti, coal producer and mineral sands mining company Exxaro Resources, and energy and chemicals company Sasol. We sold out of AngloGold because we felt that Impala Platinum has better prospects, especially because it has a couple of upcoming projects that should be able to deliver decent production growth over the medium term. Both stocks were hammered amid falling metals prices and continued labor unrest in the mining industry in the last six months. Exxaro fell slightly, and we eliminated it because we have greater conviction in other holdings. In the case of Sasol, which produced mild gains, we felt that the company’s earnings momentum was waning after two strong years and that 2013 would be a difficult year due to cost pressures and the lack of new projects coming online.

In the financials sector, we benefited from strong performance of insurance company Sanlam, a quality company in a market dominated by a small number of players. Over time, we believe that the company is capable of achieving a 15% annual growth rate as investments in various higher-growth segments and outside of South Africa bear fruit. We eliminated our position in Standard Bank Group at the end of 2012 in favor of other companies in which we have higher conviction.

Sub-Saharan Africa
Sub-Saharan markets were outstanding performers in the last six months, as mentioned earlier. We have a few small investments in Ghana, Zambia, and Kenya—such as Ghana Commercial Bank, Zambeef Products, and telecom company Safaricom, respectively—but the bulk of our exposure to this region remains in Nigeria, which, at 10% of assets, is one of the fund’s largest country overweights versus the benchmark.

Strong broad-based growth, improving fiscal fundamentals, and relative political stability continue to create a favorable backdrop for the Nigerian market, and our overweight contributed materially to the fund’s relative performance. Our investments in Nigeria are primarily banks and other companies that should benefit from the growth of a consumer economy. Guaranty Trust Bank was one of the largest contributors to absolute performance, but Zenith Bank and FBN Holdings (formerly First Bank of Nigeria) also did very well. All three have strong balance sheets, solid earnings, and favorable prospects for loan growth, but Guaranty has one of the most efficient operating models in the Nigerian banking industry and aspirations to become one of the top three banks in Africa by 2016. In the consumer staples sector, our investments in Nestlé Foods Nigeria and Heineken-owned Nigerian Breweries were major contributors to fund performance. Dangote Cement, a high-growth, leading cement producer, also did well.

UK-Listed Companies Operating in Africa
At the end of April, we owned shares of several companies listed in the UK but whose operations are primarily in Africa. These investments help us diversify the portfolio and gain access to markets in which it may not be practical or possible to invest directly.

In the first half of our fiscal year, our positions in Petra Diamonds and Ophir Energy were lackluster. Mining company Centamin, which operates in Egypt, declined as the company is in a legal battle with the Egyptian government regarding its mining license. Tullow Oil also fared poorly, in part because of weaker oil prices, the acquisition of a private Norwegian energy company, the sale of some mature oil-producing wells to pay for that acquisition, and excessive concerns about its oil production in Kenya. We are encouraged, however, that the company will sharpen its focus on exploration, which will keep it from getting bogged down in large development projects, and that it may be more interested in returning value to shareholders in the form of special dividends.

Outlook

Emerging markets have generally underperformed developed markets thus far in 2013, in part because of weaker commodity prices and emerging markets currencies. But African and Middle Eastern markets have performed very well, helped by attractive growth prospects relative to developed and other emerging markets and an increase in risk appetite stemming from aggressive monetary easing by major central banks. We believe that the long-term case for investing in Africa and the Middle East is intact, supported by improving governance, attractive demographics, rising urbanization, high levels of infrastructure investment, and a strong asset base in natural resources.

In the Middle East and North Africa, there are encouraging macroeconomic fundamentals and fiscal and current account surpluses. Government revenues of oil-producing nations have increased in recent years and are being used to increase public spending. While government reliance on natural resource wealth in supporting fiscal balances is a risk, we believe commodity prices would need to fall considerably before governments come under pressure. The potential upgrade of Qatar and the UAE to emerging market status and the possible opening of the Saudi market to direct foreign ownership could attract additional investments to the region.

Despite the persistence of a number of macro head-winds in South Africa, we are continuing to seek well-managed companies with good fundamentals, strong domestic operations, and growth opportunities in other parts of Africa. In sub-Saharan Africa, gross domestic product growth remains high, helped by Chinese consumption and investment. While corruption can be found in many African countries, we believe those countries that have been able to implement social and economic reforms are reaping the benefits.

Throughout our opportunity set, we continue to search for quality companies trading at attractive valuations with high returns on equity and strong growth while being mindful of potential geopolitical risks and exaggerated economic cycles. As always, we would like to remind our investors that this fund has a high risk/return profile. Because of its narrow geographic focus and relatively small number of holdings, this fund can be extremely volatile and should represent only a small portion of a long-term investor’s well-diversified portfolio.

Respectfully submitted,

Oliver Bell
Portfolio manager

May 23, 2013

The portfolio manager has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Risks of International Investing

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country, limited geographic region, or emerging markets tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Glossary

Gross domestic product: The total market value of all goods and services produced in a country in a given year.

S&P Emerging/Frontier ME & Africa BMI ex IL: An index that includes all of the daily priced, free-float market cap that S&P covers across the Middle East and Africa, excluding Israel.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Africa & Middle East Fund

Performance Comparison

This chart shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Africa & Middle East Fund
Unaudited

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional Africa & Middle East Fund
April 30, 2013 (Unaudited)

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended April 30, 2013. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 4/30/13	Value 10/31/12
T. Rowe Price Reserve Investment Fund, 0.08%	¤	¤	$ 1	$ 517	$ 734
Totals			$ 1	$ 517	$ 734

¤Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 517
Dividend income	1
Interest income	–
Investment income	$ 1
Realized gain (loss) on securities	$ –
Capital gain distributions from mutual funds	$ –

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Africa & Middle East Fund
April 30, 2013 (Unaudited)
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $139,759)	$	170,071
Receivable for investment securities sold		5,824
Dividends receivable		1,187
Foreign currency (cost $657)		648
Cash		25
Other assets		983
Total assets		178,738
Liabilities		
Payable for investment securities purchased		6,782
Investment management fees payable		135
Due to affiliates		15
Other liabilities		969
Total liabilities		7,901
NET ASSETS	**$**	**170,837**
Net Assets Consist of:		
Undistributed net investment income	$	2,517
Accumulated undistributed net realized loss		(31,172)
Net unrealized gain		30,304
Paid-in capital applicable to 28,001,796 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		169,188
NET ASSETS	**$**	**170,837**
NET ASSET VALUE PER SHARE	**$**	**6.10**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Africa & Middle East Fund
($000s) (Unaudited)

6 Months Ended 4/30/13
Investment Income (Loss)	
Dividend income (net of foreign taxes of $228)	$ 3,847
Expenses	
Investment management	772
Shareholder servicing	1
Prospectus and shareholder reports	5
Custody and accounting	114
Registration	18
Legal and audit	14
Directors	1
Miscellaneous	22
Repayments of fees and expenses	
Investment management fee repaid	19
Total expenses	966
Net investment income	2,881
Realized and Unrealized Gain / Loss	
Net realized gain (loss)	
Securities	878
Foreign currency transactions	(43)
Net realized gain	835
Change in net unrealized gain / loss	
Securities	13,202
Other assets and liabilities denominated in foreign currencies	(8)
Change in net unrealized gain / loss	13,194
Net realized and unrealized gain / loss	14,029
INCREASE IN NET ASSETS FROM OPERATIONS	**$ 16,910**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Africa & Middle East Fund
($000s) (Unaudited)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Africa & Middle East Fund
April 30, 2013 (Unaudited)

T. Rowe Price Institutional International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Africa & Middle East Fund (the fund) is a nondiversified, open-end management investment company established by the corporation. The fund commenced operations on April 30, 2008. The fund seeks long-term growth of capital by investing primarily in the common stocks of companies located (or with primary operations) in Africa and the Middle East.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In December 2011, the Financial Accounting Standards Board issued amended guidance requiring an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy.

Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2013:

There were no material transfers between Levels 1 and 2 during the period.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At April 30, 2013, approximately 96% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and/or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic, and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Participation Notes During the six months ended April 30, 2013, the fund was a party to participation notes and other types of equity-linked derivative instruments (referred to collectively as participation notes), through which a counterparty provides exposure to common stock, in the form of an unsecured interest, in markets where direct investment by the fund is not possible. Participation notes provide the economic benefit of common stock ownership to the fund, while legal ownership and voting rights are retained by the counterparty. Although participation notes are usually structured with a defined maturity or termination date, early redemption may be possible. Risks associated with participation notes include the possible failure of a counterparty to perform in accordance with the terms of the agreement, inability to transfer or liquidate the notes, potential delays or an inability to redeem before maturity under certain market conditions, and limited legal recourse against the issuer of the underlying common stock.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $56,900,000 and $43,865,000, respectively, for the six months ended April 30, 2013.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As a result of the Regulated Investment Company Modernization Act of 2010, net capital losses realized on or after November 1, 2011 (effective date) may be carried forward indefinitely to offset future realized capital gains; however, post-effective losses must be used before pre-effective capital loss carryforwards with expiration dates. Accordingly, it is possible that all or a portion of the fund’s pre-effective capital loss carryforwards could expire unused. As of October 31, 2012, the fund had $30,599,000 of available capital loss carryforwards, which expire as follows: $21,146,000 in fiscal 2017 and $9,453,000 in fiscal 2019. Further, $25,617,000 of the fund’s available capital loss carryforwards are subject to certain limitations on amount and/or timing of use related to an ownership change.

At April 30, 2013, the cost of investments for federal income tax purposes was $141,312,000. Net unrealized gain aggregated $28,751,000 at period-end, of which $35,140,000 related to appreciated investments and $6,389,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Acquisition of certain foreign currencies related to security transactions are also subject to tax. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2013, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a subadvisory agreement with T. Rowe Price International Ltd, a wholly owned subsidiary of Price Associates, to provide investment advisory services to the fund; the subadvisory agreement provides that Price Associates may pay the subadvisor up to 60% of the management fee that Price Associates receives from the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee equal to 1.00% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

The fund is also subject to a contractual expense limitation through February 28, 2015. During the limitation period, Price Associates is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.25%. For a period of three years after the date of any reimbursement or waiver, the fund is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. Pursuant to this agreement, management fees in the amount of $19,000 were repaid during the six months ended April 30, 2013. Including these amounts, management fees waived in the amount of $141,000 remain subject to repayment by the fund at April 30, 2013.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended April 30, 2013, expenses incurred pursuant to these service agreements were $89,000 for Price Associates and $1,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement and Subadvisory Agreement

On March 5, 2013, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the continuation of the investment subadvisory agreement (Subadvisory Contract) that the Advisor has entered into with T. Rowe Price International Ltd (Subadvisor) on behalf of the fund. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract and Subadvisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor and Subadvisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities, such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisor’s senior management teams and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the three-year and since-inception periods, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates, including the Subadvisor) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services based on the fund’s average daily net assets and the fund pays its own expenses of operations (subject to an expense limitation agreed to by the Advisor). Under the Subadvisory Contract, the Advisor may pay the Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. The Board concluded that the advisory fee structure for the fund continued to be appropriate.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate (after including reductions of the management fee that resulted from fee waivers and/or expenses paid by the Advisor) was above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds, and the fund’s total expense ratio was at or below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract and Subadvisory Contract
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 18, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 18, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date June 18, 2013